UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015

TELIGENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 10, 2015, Teligent, Inc., a Delaware corporation (the “Company”), together with Teligent Jersey Limited, a wholly-owned subsidiary of the Company incorporated under the laws of Jersey (the “Company Subsidiary,” and together with the Company, the “Purchasers”), entered into a First Amendment to the Asset Purchase Agreement (the “First Amendment”) with Concordia Pharmaceuticals Inc., S.à.r.l., Barbados Branch (the “Seller”), which amends the Asset Purchase Agreement, dated October 5, 2015, by and between the Purchasers and the Seller (the “Purchase Agreement”). As previously disclosed in the Company’s Current Report on Form 8-K filed on October 5, 2015, under the Purchase Agreement, the Company acquired all rights, title and interests of the Seller in the existing inventory and certain contracts associated with three currently marketed injectable pharmaceutical products (Fortaz®, ZinacefTM, and Zantac® Injection) (the “Inventory”), and the Company Subsidiary acquired all rights, title and interests of the Seller in, among other things, certain other contracts, product registrations and books and records associated with those products (together with the Inventory and other assets acquired by the Company, the “Purchased Assets”). The First Amendment amends the Purchase Agreement to include certain additional intellectual property rights in the Purchased Assets relating to the “TWISTVIAL” trademark. In connection with the First Amendment, on December 10, 2015, the Company Subsidiary also entered into a Trademark Assignment Agreement by and between the Company Subsidiary and the Seller, pursuant to which the Seller sold, conveyed, assigned, transferred and delivered the “TWISTVIAL” trademark associated with certain of the Purchased Assets.

The foregoing descriptions of the First Amendment and the Trademark Assignment Agreement are qualified in their entirety by reference to the full texts of the First Amendment and the Trademark Assignment Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

First Amendment to Asset Purchase Agreement, dated December 10, 2015, by and between Concordia Pharmaceuticals Inc., S.à.r.l., Barbados Branch, on the one hand, and Teligent, Inc. and Teligent Jersey Limited, on the other hand.

10.2	Trademark Assignment Agreement, dated December 10, 2015, by and between Concordia Pharmaceuticals Inc., S.à.r.l., Barbados Branch, on the one hand, and Teligent Jersey Limited, on the other hand.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: December 15, 2015	By:	/s/ Jenniffer Collins
	Name:	Jenniffer Collins
	Title:	Chief Financial Officer